SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________

      Date of Report (date of earliest event reported):  May 20, 2008

                   MID-WISCONSIN FINANCIAL SERVICES, INC.

          (Exact name of registrant as specified in its charter)

                 WISCONSIN            0-18542        06-1169935
              (State or Other    (Commission File   (IRS Employer
               Jurisdiction of         Number)       Identification
               Incorporation)                           Number)

                            132 WEST STATE STREET
                              MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                               (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   0 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure

      Mid-Wisconsin Financial Services, Inc. issued a press release concerning general economic conditions in its market area and recent dividend action by its Board of Directors. The release set forth on Exhibit 99.1 is incorporated by this reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

      Exhibit 99.1      Press release dated May 20, 2008



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  May 20, 2008                  By: JAMES F. WARSAW
                                         James F. Warsaw
                                         President and CEO

                                 EXHIBIT INDEX
                                      to
                                   FORM 8-K
                                      of
                     MID-WISCONSIN FINANCIAL SERVICES, INC.
                              Dated May 20, 2008
                  Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))


Exhibit 99.1 Press release dated May 20, 2008